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                                                                   EXHIBIT 99.10

                    ADDITIONAL COLLATERAL SERVICING AGREEMENT

         This ADDITIONAL COLLATERAL SERVICING AGREEMENT (this "Agreement"), dated as of August 1, 2002, is made among Cendant Mortgage Corporation (the "Servicer"), RWT Holdings, Inc. (the "Purchaser"), and Redwood Trust, Inc. (the "Guarantor").

                              W I T N E S S E T H:

         WHEREAS, Purchaser is the Purchaser pursuant to the terms and provisions of that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated August 1, 2002, among the Servicer, the Purchaser and the Guarantor (the "Purchase and Servicing Agreement"); and

         WHEREAS, Purchaser will purchase under the Purchase and Servicing Agreement from time to time certain Mortgage Loans that were originated by MLCC and secured by collateral in addition to the real property securing such Mortgage Loans (any such loans subject to the Purchase and Servicing Agreement and identified on the Mortgage Loan Schedule from time to time, the "Additional Collateral Mortgage Loans"); and

         WHEREAS, that with respect to each Additional Collateral Mortgage Loan, Servicer is a party to (or assignee of) either: (a) a Mortgage 100K Pledge Agreement; or (b) a Parent Power(R) Agreement; and

         WHEREAS, in connection with the Mortgage 100K Loans and those Parent Power(R) Mortgage Loans supported by a Parent Power(R) Guaranty and Security Agreement for Securities Account (collectively, the "Pledge Agreements"), the Additional Collateral Mortgage Loans are secured by real property of the applicable borrower and by the pledges of certain securities in a Securities Account of the borrower or parent of the borrower (the "Securities Accounts"); and

         WHEREAS, in connection with the Parent Power(R) Loans supported by a Parent Power(R) Guaranty Agreement for Real Estate, the Additional Collateral Mortgage Loans are secured by the real property of the applicable borrower and the real property of the applicable guarantor of such loan; and

         WHEREAS, Servicer and MLCC have entered into a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (the "Loan Purchase and Sale Agreement"), under which MLCC will administer and service the Additional Collateral with respect to the Additional Collateral Mortgage Loans; and

         WHEREAS, Purchaser has requested Servicer, and Servicer has agreed, to administer and service the Additional Collateral, provided that the Servicer shall have no obligation to do so unless it shall have assumed the obligations of MLCC as successor Servicer under the Loan Purchase and Sale Agreement,.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

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         Section 1.        Definitions.

         For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms shall have the meanings set forth below:

         "Additional Collateral": (i) With respect to any Mortgage 100K Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100K Pledge Agreement, or
(ii) with respect to any Parent Power(R) Mortgage Loan, the related Parent Power(R) Agreement and collateral pledged pursuant thereto.

         "Additional Collateral Agreements": Each Mortgage 100K Pledge Agreement, Parent Power(R) Guaranty and Securities Agreement for Securities Account, Parent Power(R) Guaranty Agreement for Real Estate and the Control Agreement, for each Additional Collateral Mortgage Loan.

         "Additional Collateral Mortgage Loan": Each Mortgage Loan as to which Additional Collateral was required to be provided at the closing thereof, which is subject to the terms of this Agreement from time to time.

         "Additional Collateral Servicer": Either (i) MLCC or (ii) Cendant, if MLCC's obligations to administer the Additional Collateral as provided in the Loan Purchase and Sale Exhibit have been terminated with respect to the Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement.

         "Agreement": This Additional Collateral Servicing Agreement.

         "Appraised Value": With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for the Additional Collateral Servicer at the time of origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

         "Control Agreement": With respect to each Mortgage 100K Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, the Additional Collateral Servicer and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

         "Equity Access(R) Agreement": The revolving line of credit agreement entered into between the Additional Collateral Servicer and the guarantor under any Parent Power(R) Guaranty Agreement for Real Estate pursuant to which a line of credit may be drawn upon by the Additional Collateral Servicer to fund the payment by such guarantor of a loss specified in such Parent Power(R) Guaranty Agreement for Real Estate.

         "Equity Access(R) Mortgage": The mortgage, deed of trust or other security instrument (including all amendments and supplements thereto) made by the guarantor under any Parent Power(R) Guaranty Agreement for Real Estate to secure its obligations thereunder and under the related Equity Access(R) Agreement.

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         "Loan Purchase and Sale Exhibit": Certain provisions, attached to this
Agreement as Exhibit A, from the Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Cendant, and exhibits thereto, pursuant to which MLCC shall be responsible for servicing and administering the Additional Collateral.

         "Loan-to-Value Ratio": With respect to any Mortgage Loan, the ratio on the date of origination of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

         "MLCC": Merrill Lynch Credit Corporation and its successors in interest.

         "Mortgage 100K Loan": A Mortgage Loan secured by Additional Collateral in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.

         "Mortgage 100K Pledge Agreement": With respect to each Mortgage 100K Loan, the Pledge Agreement for Securities Account between the related mortgagor and the Additional Collateral Servicer pursuant to which such mortgagor granted a security interest in the related securities and other financial assets held therein.

         "Mortgage Loan": An individual mortgage loan and all rights with respect thereto, including but not limited to all documents included in the Mortgage File, evidenced by a mortgage note and secured by a mortgage encumbering the Mortgaged Property.

         "Mortgaged Property": The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling.

         "Original Additional Collateral Requirement": With respect to any Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required at the time of the origination of such Additional Collateral Mortgage Loan. Even though for other purposes the Original Additional Collateral Requirement may actually exceed thirty percent (30%) of the original principal balance of an Additional Collateral Mortgage Loan, solely for purposes of the Required Surety Payment, the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan will be deemed not to exceed thirty percent (30%) of its original principal balance.

         "Parent Power(R)Agreement:" With respect to each Parent
Power(R)Mortgage Loan, a Parent Power(R)Guaranty and Security Agreement for Securities Account or a Parent Power(R)Guaranty Agreement for Real Estate..

         "Parent Power(R) Guaranty Agreement for Real Estate:" With respect to a Parent Power(R) Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan, authorizes the Additional Collateral Servicer to draw on the related Equity Access Agreement to

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fund such guaranty and has secured such Equity Access Agreement with an Equity
Access Mortgage secured by a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan. For purposes of this definition, the Parent Power(R) Guaranty Agreement For Real Estate shall not include the rights of the mortgagee under the Equity Access(R) Agreement referred to therein and under the Equity Access(R) Mortgage, which rights have been retained by the Additional Collateral Servicer.

         "Parent Power(R) Guaranty and Security Agreement for Securities Account": With respect to a Parent Power(R) Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power(R) Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power(R) Mortgage Loan and has granted a security interest to the Additional Collateral Servicer in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power(R) Mortgage Loan.

         "Parent Power(R) Mortgage Loan": A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of the Additional Collateral Servicer's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan as set forth in the Underwriting Guide, which Mortgage Loan is supported by a Parent Power(R) Agreement.

         "Pledge Agreements": Any Mortgage 100K Pledge Agreement or Parent Power(R)Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

         "Required Surety Payment": With respect to any defaulted Additional Collateral Mortgage Loan for which a claim is payable under the Surety Bond under the procedures referred to herein, the lesser of (i) the principal portion of the realized loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan (but not more than 30% of the original principal balance of such Mortgage Loan) over (b) the net proceeds realized by the Additional Collateral Servicer from the related Additional Collateral.

         "Securities Account": With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that are the subject of the related Mortgage 100K Pledge Agreement.

         "Surety Bond": Either (a) the limited purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, issued by Ambac Assurance Corporation (f/k/a Ambac Indemnity Corporation) for the benefit of certain beneficiaries, but only to the extent that such Surety Bond covers any Additional Collateral Mortgage Loans, or (b) if so specified by the Servicer with respect to any Additional Collateral Mortgage Loans at the time of purchase thereof under the Purchase and Servicing Agreement, any other surety bond specified by the Servicer.

         "Surety Bond Issuer": Either (a) Ambac Assurance Corporation, (f/k/a Ambac Indemnity Corporation) or any successor thereto, or (b) if so specified by the Servicer with respect to any

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Additional Collateral Mortgage Loans at the time of purchase thereof under the
Purchase and Servicing Agreement, any other surety bond issuer specified by the Servicer.

         "Underwriting Guide": The underwriting guide of the Additional Collateral Servicer, as revised from time to time.

         Except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms used herein other than those defined in this Agreement shall have the meanings set forth in the Purchase and Servicing Agreement.

         Section 2.        Representations

         (a) Servicer hereby represents and warrants to Purchaser that prior to its assignment to Purchaser, Servicer had a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following Servicer's assignment of the Pledge Agreements and related security interest, Purchaser has a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

         (b) Servicer represents and warrants to Purchaser that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. Servicer covenants that within 2 Business Days after the Funding Date for any purchase of Additional Collateral Mortgage Loans, Servicer will deliver to the Surety Bond Issuer an "Assignment and Notice of Transfer" in the form of Attachment 2 to the Surety Bond, or any other similar instrument required to be delivered under the Surety Bond, executed by Servicer, Purchaser and MLCC, and that all other requirements for transferring coverage under the Surety Bond in respect of such Additional Collateral Mortgage Loans to the Purchaser shall be complied with. Servicer shall indemnify Purchaser and to hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that are related to or arise from the non-payment of Required Surety Payments with respect to the Additional Collateral Loans purchased by Purchaser from Servicer on the date hereof. The indemnification obligation provided in this paragraph shall expire upon receipt by the Surety Bond Issuer of an Assignment and Notice of Transfer referred to in this paragraph, signed by both Servicer and Purchaser.

         (c) Servicer represents and warrants that the assignment of rights to Purchaser under the Surety Bond, as described herein, will not result in Purchaser assuming any obligations or liabilities of Servicer with respect thereto.

         (d) With respect to each Additional Collateral Mortgage Loan sold under the Purchase and Servicing Agreement, the following representations and warranties made under Section 3.03 thereof are hereby modified as follows:

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                  (i)      Original Terms Unmodified. The terms of the Mortgage
         Note, the Mortgage and any Additional Collateral Agreements related to such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage Loan Schedule;

                  (ii) No Defenses. The Mortgage Note, the Mortgage and any Additional Collateral Agreements related to such Mortgage Loan are not subject to any right of rescission, set-off or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage (or any Additional Collateral Agreement), or the exercise of any right thereunder, render such Mortgage (or any Additional Collateral Agreement) unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto; and

                  (iii) No Defaults. (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, any Additional Collateral Agreement or any other agreements, documents, or instruments related to such Mortgage Loan;
         (b) there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is (1) not in default under any other Mortgage Loan or
         (2) the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; and (e) in no event has the Seller waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note, any Additional Collateral Agreement or any other agreements, documents, or instruments related to such Mortgage Loan.

         (e) The Loan Purchase and Sale Agreement and the Additional Collateral Agreements are in full force and effect as of the date hereof and their provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder. Servicer represents to Purchaser that as of the date hereof, neither Servicer nor MLCC is in default under the Loan Purchase and Sale Agreement

         Section 3.        Assignment of Security Interest

         (a) With respect to each Additional Collateral Mortgage Loan sold to Purchaser under the Purchase and Servicing Agreement, the Servicer hereby assigns to the Purchaser its security interest in and to any Additional Collateral, all of its rights in each Additional Collateral Agreement, its right to receive amounts due or to become due in respect of any Additional Collateral and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Mortgage Loans.

         (b) For all purposes under the Purchase and Servicing Agreement, as to any Additional Collateral Mortgage Loans sold thereunder, the Legal Documents listed on Schedule B-1 thereto shall include the following:

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                  -    With respect to each Additional Collateral Mortgage Loan,
                       a copy of the related Mortgage 100K Pledge Agreement or Parent Power(R) Agreement, as the case may be.

                  - With respect to each Additional Collateral Mortgage Loan, a copy of the UCC-1, to the extent Servicer received such UCC-1 from MLCC, and an original form UCC-3, if applicable, to the extent Servicer received such UCC-3 from MLCC, together with a copy of the applicable notice of assignment to and acknowledgment by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                  - In connection with a Parent Power(R) Mortgage Loan supported by a Parent Power(R) Guaranty Agreement for Real Estate, a copy of the related Equity Access(R) Mortgage.

         (c) With respect to any Additional Collateral Mortgage Loan for which Servicer has received from MLCC a Form UCC-3, the Additional Collateral Servicer shall cause to be filed in the appropriate recording office a Form UCC-3 giving notice of the assignment of the related security interest to the Purchaser and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

         Section 4.        Servicing of Additional Collateral.

         (a) Subject to subsection (b) below, the Servicer shall service and administer the Securities Accounts and other Additional Collateral, in accordance with the terms of (i) the procedures it employs to administer Securities Accounts for its own benefit (as the same may be amended from time to time) and (ii) the related Additional Collateral Agreements and (iii) procedures attached in Exhibit J hereto, as they may be amended and updated from time to time.

         (b) Notwithstanding any other provision of this Agreement or in the Loan Purchase and Sale Exhibit to the contrary, except as provided below in this subsection (b), the Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of MLCC or to enforce the obligations of MLCC with respect to any Additional Collateral or any Surety Bond, including, without limitation, the collection of any amounts owing to the Purchaser in respect thereof, or to service and administer the Additional Collateral, unless and until MLCC's obligations to administer the Additional Collateral as provided in the Loan Purchase and Sale Exhibit have been terminated with respect to the Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement, in which case the Servicer shall be bound to service and administer the Additional Collateral and the Surety Bond in accordance with the provisions of this Agreement and the related Additional Collateral Agreements, from the date of such termination. The Servicer shall use reasonable efforts to monitor the overall quality of MLCC's administration of the Additional Collateral as provided in the Loan Purchase and Sale Exhibit, and shall take appropriate action thereunder if MLCC fails to substantially comply with its obligations to administer the Additional Collateral. In the event that Servicer receives an indemnification payment from MLCC as provided in the Loan Purchase and Sale Exhibit that is attributable to losses resulting from MLCC's failure to administer the Additional Collateral in accordance with the terms set forth in the Loan Purchase and Sale Exhibit in connection with Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement, Servicer shall remit such amount to the Purchaser.

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         (c)      The Additional Collateral Servicer shall use its best
reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the Additional Collateral Servicer shall not obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Additional Collateral Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.05 of the Purchase and Servicing Agreement; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Additional Collateral Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Purchaser (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

         (d) Servicer shall be released from its obligations to administer the Securities Accounts or the Parent Power Guaranty Agreement for Real Estate as applicable upon termination of the related Pledge Agreement or the Parent Power(R) Guaranty Agreement for Real Estate. Purchaser acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan upon termination of the related Pledge Agreement or the Parent Power(R) Guaranty Agreement For Real Estate.

         (e) The Additional Collateral Servicer may, without the consent of the Purchaser, amend or modify a Mortgage 100 Pledge Agreement or a Parent Power Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the Underwriting Guide.

         Section 5.        Surety Bond

         (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Mortgage Loan, as determined by the Additional Collateral Servicer, the Additional Collateral Servicer shall so notify the Purchaser as soon as reasonably practicable. The Additional Collateral Servicer shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety Bond Issuer as a claim for a required surety. The Purchaser shall execute such notice if requested by the Additional Collateral Servicer.

         (b) In the event that the Servicer receives a Required Surety Payment from the Surety Bond Issuer on behalf of the Purchaser, the Servicer shall deposit such Required Surety Payment

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in the Collection Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of the Purchase and Servicing Agreement applicable to Insurance Proceeds.

         (c) Purchaser shall, to the extent required by Surety Bond Issuer, enter into an Indemnification agreement with Surety Bond Issuer pursuant to which Purchaser will Indemnify Surety Bond Issuer in respect of Additional Collateral Mortgage Loans as to certain matters, including but not limited to any securitization of the Additional Collateral Mortgage Loans. Purchaser will cooperate with Servicer to transfer to Purchaser the coverage of the Surety Bond in respect of the Additional Collateral Mortgage Loans.

         Section 6.         Non-Disclosure.

         With respect to the sale or potential sale of any of the Additional Collateral Mortgage Loans, Purchaser shall not use, circulate, quote, or otherwise refer to Surety Bond Issuer or the Surety Bond for any purpose, including but not limited to the registration, purchase and sale of securities, nor file the Surety Bond with or refer to it or Surety Bond Issuer as part of any registration statement or offering document, without the express prior written consent of the Surety Bond Issuer as to both form and substance of such disclosure, and notice to the Servicer. Purchaser may in no way publicly disclose the existence of the Surety Agreement without the express written consent of the Surety Bond Issuer, and notice to the Servicer.

         Section 7.        Termination.

         The respective obligations and responsibilities of the Servicer and the Purchaser created hereby shall terminate, upon the termination of the Servicer's servicing obligations under the Purchase and Servicing Agreement in respect of the Additional Collateral Mortgage Loans sold thereunder.

         Section 8.        Amendment.

         This Agreement may be amended from time to time by parties hereto by written agreement signed by the Servicer, the Purchaser and the Guarantor.

         Section 9.        GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.       Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

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         Section 11.       Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         (i)      if to the Servicer:

                  Cendant Mortgage Corporation
                  _____________________________
                  _____________________________

                  Attn:________________________
                  Tel:_________________________
                  Fax:_________________________

or, such other address as may hereafter be furnished to the Purchaser and the Guarantor in writing by the Servicer.

         (ii)      if to the Purchaser:

                  RWT Holdings, Inc.
                  591 Redwood Highway
                  Suite 3140
                  Mill Valley, California 94941
                  Attn: John Isbrandtsen
                  Tel: (415) 380-3452
                  Fax: (415) 381-1773

or such other address as may hereafter be furnished to the Servicer in writing by the Purchaser.

         (iii)     if to the Guarantor:

                  Redwood Trust, Inc.
                  591 Redwood Highway
                  Suite 3100
                  Mill Valley, California 94941
                  Attn: Brett Nicholas
                  Tel: (415) 389-7373
                  Fax: (415) 381-1773

or such other address as may hereafter be furnished to the Servicer in writing by the Guarantor.

         Section 12.       Severability of Provisions.

         If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms

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of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 13.       Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

         Section 14.       Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 15.       Further Agreements.

         The Servicer and the Purchaser each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 16.       Guaranty of Purchaser's Obligation.

         Guarantor hereby agrees to cause RWT Holdings, Inc. to perform all of its duties and obligations as the Purchaser hereunder, guaranties the timely performance of such duties and obligations by RWT Holdings, Inc. and agrees to be jointly and severally liable to the Servicer for all such duties and obligations of RWT Holdings, Inc.

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         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                       CENDANT MORTGAGE CORPORATION

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

                                       RWT HOLDINGS, INC.

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

                                       REDWOOD TRUST, INC.

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

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                                    EXHIBIT A

                         LOAN PURCHASE AND SALE EXHIBIT

         The following provisions are excerpted from the Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Servicer:

         Section 8. Representations and Warranties of MLCC as to Pledged Asset Services. MLCC represents and warrants to Cendant that prior to its assignment to the related investor, MLCC has a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following MLCC's assignment of the Pledge Agreements and related security interest, the related investor has a first priority perfected security interest in each Securities Account, or if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

         Section 11.        Indemnification.

         (a) Each Party hereto (each an "Indemnitor") agrees to indemnify, defend and hold harmless the other Party and each of its respective officers, directors, employees, agents, attorneys, members and shareholders of each of the foregoing (collectively called the "Indemnitees") from and against any and all Losses (as that term is defined in the Origination Agreement) imposed on, incurred by or asserted against such Indemnitees, whether brought under common law or in equity, or in contract, tort or otherwise, caused by, arising from or connected with (i) the breach by the Indemnitor of any term, condition, representation, obligation or warranty of such Indemnitor set forth in this Agreement or (ii) the negligence or willful misconduct of the Indemnitor.

         (b) Before either party is entitled to indemnification as provided in this Section 11, the Party claiming indemnification shall give notice to the other Party of the claimed breach, and the other Party shall have sixty (60) days to cure such breach, which period shall have expired before either Party may enforce rights to indemnification hereunder. Cure of the breach within such sixty (60) day period shall not relieve the breaching Party from its obligations to indemnify the other Party for the Losses suffered by the other Party on account of the breach by the breaching Party.

         (d) The indemnification provisions contained in this Section 11 shall survive the termination of this Agreement.

                                    EXHIBIT B

                             (SERVICING PROVISIONS)

         10. Notwithstanding anything to the contrary in the Purchase Agreement, MLCC shall service and administer all Additional collateral, it being understood and agreed that only MLCC shall service and administer the related securities accounts, lines of credit, Equity Access Loans and guarantees with respect to Additional Collateral Agreements.

                                    EXHIBIT J

         (a) In the event that the aggregate market value of the assets in a Trading Account falls below the Liquidation Value (as defined in the related Pledge Agreement), MLCC shall immediately give the borrower notice that the Trading Account is below the Liquidation Value and request that qualified assets or funds be deposited in the Trading Account within five (5) Business Days so as to bring the aggregate market value of the assets in the Trading Account to at least the Liquidation Value and, in the event that the borrower does not fulfill such obligation, MLCC shall (a) immediately convert all such assets in such Trading Account to cash or cash equivalents, (b) maintain such cash or cash equivalents until (i) the borrower is entitled to have the pledge of such Trading Account related as described herein or (ii) withdraw such cash or cash equivalent to be released as described herein or (ii) withdraw such cash or cash equivalent to be held by MLCC in escrow in the event of a Loss (as defined in the related Pledge Agreement), and (c) maintain its perfected security interest in the cash or cash equivalents until such release is authorized under the Pledge Agreement.

         (b) Additional Collateral loans will be administered in accordance with the Pledge Agreement.

         (c) MLCC shall be released from its obligations to administer the Trading Accounts or the Parent Power Guaranty Agreements for Real Estate as applicable (and MLCC shall be entitled to release, as applicable (i) the pledge of the Trading Account with respect to any Mortgage 100 Pledge Agreement or Parent Power Guaranty and Security Agreement for Securities Account or (ii) the lien on the Sponsor's residence with respect to a Parent Power Guaranty Agreement for Real Estate), provided that either (x) the unpaid principal balance of the Additional Collateral Mortgage Loan is less than or equals to 75% of the original loan amount of such Additional Collateral Mortgage Loan, or (y) MLCC causes the property securing the Additional Collateral Mortgage Loan to be reappraised at least seven years after the date of origination of such Additional Collateral Mortgage Loan and, on the basis of such reappraisal, the loan-to-value ratio of such Additional Collateral Mortgage Loan is less than or equal to 70%; or (z) the Mortgage 100 Pledge Agreement or the Parent Power Agreement, as applicable, requires MLCC to release the pledge or lien. Investor acknowledges that it shall no longer be afforded coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan at such time as MLCC's obligation to administer each Additional Collateral Mortgage Loan terminates as set forth in the preceding sentence.